Exhibit 25.1

securities and exchange commission

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor
Wilmington, Delaware	19809
(Address of principal executive offices)	(Zip Code)

Donald E. Smith
U.S. Bank Trust National Association
One Federal Street
Boston, MA 02110
(617) 603-6561
(Name, address and telephone number of agent for service)

NORTHWEST AIRLINES, INC.

Pass Through Trust Certificates

Payment of Principal, Premium, if any, and Interest
Fully and Unconditionally Guaranteed

by

NORTHWEST AIRLINES CORPORATION

NORTHWEST AIRLINES CORPORATION	NORTHWEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Minnesota
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

41-1905580	41-0449230
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

2700 Lone Oak Parkway Eagan, Minnesota 55121 (612) 726-2111

FORM T-1

Item 1.            GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)        Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)        Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.            AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15             Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.          LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

1.       A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.       A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.       A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

4.       A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

5.       Not applicable.

6.       The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.       Report of Condition of the Trustee as of March 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.       Not applicable.

9.       Not applicable.

NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors.  While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national trust bank organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Massachusetts on the 15th day of July 2003.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/ Donald E. Smith
Donald E. Smith
Vice President

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: July 15, 2003

U.S. BANK TRUST NATIONAL ASSOCIATION

	By:	/s/ Donald E. Smith
Donald E. Smith
Vice President

Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition

As of 3/31/2003

($000’s)

3/31/2003
Assets
Cash and Due From Depository Institutions	$348,346
Fixed Assets	1,448
Intangible Assets	123,934
Other Assets	45,296
Total Assets	$519,024

Liabilities

Other Liabilities	$13,827
Total Liabilities	$13,827

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	(1,735)
Total Equity Capital	$505,197

Total Liabilities and Equity Capital	$519,024